                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
           Pursuant to Section 13 or 15(d) of the Securities Exchange
                                   Act of 1934
                            Date of report: 16-Nov-01

                         CIT Equipment Collateral 2001-1

          A New York             Commission File              I.R.S. Employer
          Corporation            No. 0001136811               No. 51-0407692

                             c/o Capita Corporation
                      650 CIT Drive, Livingston, N.J. 07039
                         Telephone Number (973) 740-5000

Item 5. Other

                         CIT Equipment Collateral 2001-1
                            Monthly Servicing Report

                                                    Determination Date: 11/16/01
                                                     Collection Period: 10/31/01
                                                          Payment Date: 11/20/01



I. AVAILABLE FUNDS

   A.  Available Pledged Revenues

       a. Scheduled Payments Received                                                                         $ 28,465,954.12
       b. Liquidation Proceeds Allocated to Owner Trust                                                          1,289,142.96
       c. Required Payoff Amounts of Prepaid Contracts                                                           4,020,244.10
       d. Required Payoff Amounts of Purchased Contracts                                                         4,131,837.18
       e. Proceeds of Clean-up Call                                                                                      0.00
       f. Investment Earnings on Collection Account and Note Distribution Account                                        0.00
                                                                                                        ---------------------

                                            Total Available Pledged Revenues =                                $ 37,907,178.36


   B.  Determination of Available Funds

       a. Total Available Pledged Revenues                                                                    $ 37,907,178.36
       b. Receipt from Class A-4 Swap Counterparty                                                                       0.00
       c. Servicer Advances                                                                                      3,133,239.88
       d. Recoveries of  prior Servicer Advances                                                                (3,850,170.38)
       e. Withdrawal from Cash Collateral Account                                                                1,140,617.51
                                                                                                        ---------------------
                                            Total Available Funds =                                           $ 38,330,865.37



II. DISTRIBUTION AMOUNTS

    A. COLLECTION ACCOUNT DISTRIBUTIONS



       1. Reimbursement of Servicer Advances

       2. Servicing Fee                                                                                       391,594.74

       3. Class A-1 Note Interest Distribution                                                    0.00
          Class A-1 Note Principal Distribution                                                   0.00
                                          Aggregate Class A-1 distribution                                          0.00

       4. Class A-2 Note Interest Distribution                                              948,070.24
          Class A-2 Note Principal Distribution                                          33,098,218.38
                                          Aggregate Class A-2 distribution                                 34,046,288.62

       5. Class A-3 Note Interest Distribution                                            1,015,491.67
          Class A-3 Note Principal Distribution                                                   0.00
                                          Aggregate Class A-3 distribution                                  1,015,491.67

       6. Class A-4 Note Interest Distribution                                              276,340.14
          Class A-4 Note Principal Distribution                                                   0.00
                                          Aggregate Class A-4 distribution                                    276,340.14

       7. Class B Note Interest Distribution                                                 41,587.36
          Class B Note Principal Distribution                                               528,163.06
                                            Aggregate Class B distribution                                    569,750.42

       8. Class C Note Interest Distribution                                                 57,747.17
          Class C Note Principal Distribution                                               704,217.41
                                            Aggregate Class C distribution                                    761,964.58

       9. Class D Note Interest Distribution                                                 79,754.80
          Class D Note Principal Distribution                                               880,271.77
                                            Aggregate Class D distribution                                    960,026.57

      10. Payment due to the Class A-4 Swap Counterparty                                                      309,408.63

      11. Deposit to the Cash Collateral Account                                                                    0.00

      12. Amounts in accordance with the CCA Loan Agreement                                                         0.00

      13. To the holder of the equity certificate                                                                   0.00

                                             Collection Account Distributions =                            38,330,865.37
                                                                                                         ===============

    B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

       1. Payment due on the Senior Loan                                                                  1,520,946.74

       2. Payment due on the Holdback                                                                             0.00

       3. Payment to the Depositor                                                                                0.00
                                                                                                       ---------------
                                             Cash Collateral Account Distributions =                      1,520,946.74
                                                                                                       ===============

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


      ------------------------------------------------------------------------------------------------------
                  Distribution                 Class A-1      Class A-2         Class A-3       Class A-4
                    Amounts                      Notes          Notes             Notes           Notes
      ------------------------------------------------------------------------------------------------------

    1.            Interest Due                      0.00     948,070.24      1,015,491.67        276,340.14
    2.           Interest Paid                      0.00     948,070.24      1,015,491.67        276,340.14
    3.         Interest Shortfall                   0.00           0.00              0.00              0.00
                ((1) minus (2))
    4.           Principal Paid                     0.00   3,098,218.38              0.00              0.00

    5.     Total Distribution Amount                0.00   3,098,218.38        276,340.14        309,408.63
                 ((2) plus (4))



      ------------------------------------------------------------------------------------------------------
                  Distribution                  Class B        Class C           Class D      Total Offered
                    Amounts                      Notes          Notes             Notes           Notes
      ------------------------------------------------------------------------------------------------------
   1.             Interest Due                 41,587.36      57,747.17         79,754.80      2,418,991.38
   2.            Interest Paid                 41,587.36      57,747.17         79,754.80      2,418,991.38
   3.          Interest Shortfall                   0.00           0.00              0.00              0.00
                ((1) minus (2))
   4.            Principal Paid               528,163.06     704,217.41        880,271.77     35,210,870.62

   5.      Total Distribution Amount          569,750.42     761,964.58        960,026.57     35,975,708.72
                 ((2) plus (4))



 IV. Information Regarding the Securities

 A. Summary of Balance Information


      -------------------------------------------------------------------------------------------------------------------
                                      Applicable   Principal Balance   Class Factor       Principal Balance  Class Factor
            Class                       Coupon          Nov-01            Nov-01               Oct-01           Oct-01
                                         Rate        Payment Date      Payment Date         Payment Date     Payment Date
      -------------------------------------------------------------------------------------------------------------------
   a.  Class A-1 Notes                 5.0325%                0.00           0.00000                0.00         0.00000
   b.  Class A-2 Notes                 5.0200%      193,532,118.97           0.76194      226,630,337.35         0.89225
   c.  Class A-3 Notes                 5.2300%      233,000,000.00           1.00000      233,000,000.00         1.00000
   d.  Class A-4 Notes                 2.6525%      129,328,157.00           1.00000      129,328,157.00         1.00000
   e.   Class B Notes                  5.3100%        8,870,110.79           0.69803        9,398,273.85         0.73959
   f.   Class C Notes                  5.5300%       11,826,814.38           0.69803       12,531,031.79         0.73959
   g.   Class D Notes                  6.1100%       14,783,517.98           0.69803       15,663,789.74         0.73959
   h.     Total Offered Notes                       591,340,719.11                        626,551,589.73
   i.     One - Month Libor Rate                            2.4625%


B. Other Information


 -------------------------------------------------------------------------------------------
                                      Scheduled                           Scheduled
                                  Principal Balance                   Principal Balance
         Class                          Nov-01                             Oct-01
                                     Payment Date                       Payment Date
 -------------------------------------------------------------------------------------------
    Class A-1 Notes                      0.00                                0.00



 --------------------------------------------------------------------------------------------------------------
                                            Target              Class            Target              Class
                        Class          Principal Amount         Floor       Principal Amount         Floor
         Class        Percentage            Nov-01             Nov-01            Oct-01              Oct-01
                                         Payment Date       Payment Date      Payment Date        Payment Date
 --------------------------------------------------------------------------------------------------------------
        Class A        94.00%            555,860,275.96                    588,958,494.34
        Class B         1.50%              8,870,110.79       0.00           9,398,273.85              0.00
        Class C         2.00%             11,826,814.38       0.00          12,531,031.79              0.00
        Class D         2.50%             14,783,517.98       0.00          15,663,789.74              0.00


V. PRINCIPAL

   A. MONTHLY PRINCIPAL AMOUNT



   1.  Principal Balance of Notes and Equity Certificates                      626,551,589.73
       (End of Prior Collection Period)
   2.  Contract Pool Principal Balance (End of Collection Period)              591,340,719.11
                                                                            -----------------
                                            Total monthly principal amount      35,210,870.62


VI. CONTRACT POOL DATA

   A. CONTRACT POOL CHARACTERISTICS



                                            -----------------------------------------------------------------------
                                               Original                   Nov-01                       Oct-01
                                                 Pool                  Payment Date                 Payment Date
                                            -----------------------------------------------------------------------

   1. a.  Contract Pool Balance             847,157,614.00            591,340,719.11                 626,551,589.73
      b.  No of Contracts                           47,846                    44,660                         45,232

   2. Weighted Average Remaining Term                40.60                      33.7                           34.3

   3. Weighted Average Original Term                  44.1


B. DELINQUENCY INFORMATION


                                                        -------------------------------------------------------------------
                                                                      % of Aggregate
                                                          % of        Required Payoff         No. Of     Aggregate Required
                                                        Contracts         Amount             Accounts      Payoff Amounts
                                                        -------------------------------------------------------------------
        1.  Current                                           93.43%      94.32%              41,726       564,998,560.51
            31-60 days                                         3.52%       3.14%               1,571        18,816,251.04
            61-90 days                                         1.48%       1.34%                 663         8,009,060.20
            91-120 days                                        0.80%       0.61%                 356         3,662,067.24
            120+ days                                          0.77%       0.59%                 344         3,529,490.21

                          Total Delinquency                   100.0%      100.0%              44,660       599,015,429.20

        2.  Delinquent Scheduled Payments:

            Beginning of Collection Period                                              8,391,640.59
            End of Collection Period                                                    7,674,710.09
                                                                                --------------------
                Change in Delinquent Scheduled Payments                                  (716,930.50)

     C. DEFAULTED CONTRACT INFORMATION

        1.  Required Payoff Amount on Defaulted Contracts                               2,497,014.67
        2.  Liquidation Proceeds received                                               1,289,142.96
                                                                                --------------------
        3.  Current Liquidation Loss Amount                                             1,207,871.71

        4.  Cumulative Liquidation Losses to date                                       7,521,674.60

                            % of Initial Contracts                                            3.125%
                % of Initial Contract Pool Balance                                            0.888%

VII. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

     A. CASH COLLATERAL ACCOUNT


        1.  Opening Cash Collateral Account                                                                 45,424,990.26

        2.  Deposit from the Collection Account                                                                      0.00

        3.  Withdrawls from the Cash Collateral Account                                                     (1,140,617.51)

        4.  Available amount                                                                                44,284,372.75

        5.  Required Cash Collateral Account Amount                                                         42,872,202.14

        6.  Cash Collateral Account Surplus/ (Shortfall)                                                             0.00

        7.  Release of Cash Collateral Surplus                                                              (1,412,170.61)

        8.  Ending Cash Collateral Account                                                                  42,872,202.14


     B.  CASH COLLATERAL ACCOUNT LOANS

         1. Available Funds
            a.  Excess Spread from Collection Account                                                           0.00
            b.  Investment Earnings                                                                       108,776.13

            Total Available Funds                                                                         108,776.13

         2. Distribution of Available Funds
            a.  Senior Loan Interest                                                                       91,552.59
            b.  Senior Loan Principal                                                                      17,223.54
            c.  Holdback Amount Interest                                                                        0.00
            d.  Holdback Amount Principal                                                                       0.00
            e.  Remainder to the Depositor                                                                      0.00

         3. Distribution of CCA Surplus:
            a.  Senior Loan Principal                                                                   1,412,170.61
            b.  Holdback Amount Principal                                                                       0.00
                         Total Distribution of Surplus                                                  1,412,170.61

         4. Summary of Balance and Rate Information
            Applicable Rates for the Interest Period:
            a.  Libor Rate for the Interest Period                                  2.4625%
            b.  Senior Loan Interest Rate                                           5.9625%
            c.  Holdback Amount Interest Rate                                       7.7125%



          -------------------------------------------------------------------------------------------------------
                                                           Nov-01                 Oct-01
                             Item                       Payment Date            Payment Date
          -------------------------------------------------------------------------------------------------------

          a.  Senior Loan                               5,996,284.22            7,425,678.37
          b.  Holdback Amount                          42,357,880.69           42,357,880.69

VIII. MISCELLANEOUS INFORMATION

      A. SERVICER ADVANCE BALANCE
         1. Opening Servicer Advance Balance                                                    8,391,640.59
         2. Current Period Servicer Advance                                                     3,133,239.88
         3. Recoveries of prior Servicer Advances                                              (3,850,170.38)
         4. Ending Servicer Advance Balance                                                     7,674,710.09

      D. OTHER RELATED INFORMATION
         1. Discount Rate                                                                             6.0260%

         2. Life to Date Prepayment (CPR)                                                               10.4%

         3. Life to Date Substitutions:

            a.  Prepayments                                                             0.00

            b.  Defaults                                                                0.00


       NCT Funding Company LLC, Chase Manhattan Bank, as trustee under the Indenture, and Capita Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on
                                    08/20/01

   This Certificate shall constitute the Servicer's Certificate as required by
  Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the
                        Pooling and Servicing Agreement.


                               Capita Corporation

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer